SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                       Form 8-K
                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

                                     June 8, 1999
                               -----------------------
                   Date of Report (Date of earliest event reported)

                                      TORVEC, INC
                               -----------------------
                (Exact Name of registrant as specified in its charter)

                     New York                       000-24455
                 --------------------------    ----------------------
                 State or other jurisdiction   Commission File Number
                 of incorporation

                                      16-1509512
                                ----------------------
                                IRS Employer ID Number

                     3740 Route 104, Williamson, New York 14587
                     ------------------------------------------
                        (Address of Principal Executive Offices

                                  (716)  248-8549
                               ----------------------
                 (Registrant's telephone number, including area code)

             The Exhibit Index is found on page 7 of this Current Report.

            ITEM 1:   CHANGES IN CONTROL OF REGISTRANT
                      Not Applicable

            ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS
                      Not Applicable

            ITEM 3:   BANKRUPTCY OR RECEIVERSHIP
                      Not Applicable

            ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                      Not Applicable

            ITEM 5:   OTHER EVENTS

                      On April 22, 1999, the arbitrator in the case of
            Vernon E. Gleasman and Keith E. Gleasman v. McElroy Manufacturing, Inc. issued a Memorandum Decision and Award ("Decision and Award") which held that the exclusive ownership of the patents and the exclusive right to assign all interest in such patents which were the subject matter of the litigation (the "subject patents") belonged to Vernon
            E. Gleasman and Keith E. Gleasman ("the Gleasmans"). The subject patents were assigned to the Company upon its formation by the Gleasmans in exchange for shares of the Company's $.01 par value common stock as well as a cash reimbursement of $365,000 representing the immediately prior year's costs to the Gleasmans with respect to all of their patent interests assigned by them to the Company. The Decision and Award also confirmed that the sum of $862,699.61 was to be paid to McElroy Manufacturing, Inc. ("McElroy") by the Gleasmans out of royalties which they may receive and awarded McElroy a 20% interest in all royalties and other sums received by the Gleasmans, the payment of such amounts to be due only as, if and when royalties are paid to the Gleasmans. This Decision and Award was reported by the Company in its Form 10-QSB filed for the quarter ended March 31, 1999. The Company was not a party to the arbitration.

                      On June 3, 1999, McElroy, by letter addressed to
            the Gleasmans' personal counsel, demanded that the Gleasmans reimburse McElroy immediately for its expenses in the amount of $862,699.61, plus interest, to be paid from any monies received by the Gleasmans on account of the subject patents including, but not limited to, 20 % of all royalties or monies received by the Gleasmans from the sale of shares of stock in the Company. Further, McElroy demanded that the Gleasmans correct inventorship of the subject patents by requesting the Commission of Patents & Trademarks to issue a Certificate of Correction adding A.H. "Chip" McElroy, II and Dave Porter as co-inventors on the subject patents. While correction of inventorship was not addressed in the Decision and Award, such correction, if appropriate, is desirable and possible, and can be accomplished by application to the Commissioner of Patents and Trademarks. They do not contest the arbitrator's determination that the patents were assigned to the Gleasmans and are now owned by Torvec. In addition, McElroy has demanded that Torvec pay, out of proceeds generated by sale of its stock, the same sums demanded of the Gleasmans and notify any licensee, assignee or investor of McElroy's right to recover expenses and its 20% interest in monies received on account of the subject patents.

                      Management of the Company believes that the demands
            made by McElroy upon the Company constitute a complete misreading of the arbitrator's Decision and Award and are without merit procedurally as well as substantively, since among other reasons, the contract was between the Gleasmans and McElroy, the Company did not participate in the arbitration proceedings and that the arbitrator's Decision and Award did not direct payment of any sums from Torvec to McElroy.

            ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS
                      Not Applicable

            ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                      FINANCIAL INFORMATION AND EXHIBITS

                      A.   Financial Statement of Business Acquired

                           Not Applicable


                      B.   Pro Forma Financial Information

                           Not Applicable


                      C.   Exhibits


                           1.   Underwriting Agreement

                                Not Applicable

                           2.   Plan of acquisition, reorganization,
                                arrangement, liquidation or succession

                                Not Applicable

                           4.   Instruments defining the rights of
                                security holders, including debentures

                                Not Applicable

                           16.  Letter re: change in certifying accountant

                                Not Applicable

                           17.  Letter re: director resignation

                                Not Applicable

                           20. Other documents or statements to security holders

                                Not Applicable

                           24.  Consents of experts and counsel

                                Not Applicable

                           25.  Power of Attorney

                                Not Applicable

                           27.  Financial Data Schedule

                                Not Applicable

                           99.  Additional Exhibits

                                None

            ITEM 8:   CHANGE IN FISCAL YEAR

                      Not Applicable

            ITEM 9:   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                      Not Applicable

                                      SIGNATURES


                 Pursuant to the requirements of the Securities Exchange
            Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            Dated:  June 8, 1999        TORVEC, INC.


                                        By: /S/ KEITH E. GLEASMAN
                                           -----------------------
                                           KEITH E. GLEASMAN
                                           President


            Dated:  June 8, 1999        TORVEC, INC.


                                        By: /S/ SAMUEL M. BRONSKY
                                           -----------------------
                                           SAMUEL M. BRONSKY
                                           Chief Financial Officer

                                     EXHIBIT INDEX
            Exhibit                                              Page
            Number

              1.  Underwriting Agreement

                      Not Applicable

              2.  Plan of acquisition, reorganization,
                  arrangement, liquidation or succession

                      Not Applicable

              4. Instruments defining the rights of security holders, including debentures

                      Not Applicable

             16.  Letter re: change in certifying accountant

                      Not applicable

             17.  Letter re: director resignation

                      Not Applicable

             20. Other documents or statements to security holders

                      Not Applicable

             24.  Consents of experts and counsel

                      Not Applicable

             25.  Power of Attorney

                      Not Applicable

             27.  Financial Data Schedule

                      Not Applicable

             99.  Additional Exhibits

                      None